Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

AHCA CONTRACT NO. FA614

AMENDMENT NO. 5

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the “Agency” and AMERIGROUP FLORIDA, INC. D/B/A AMERIGROUP COMMUNITY CARE, hereinafter referred to as the “Vendor” or “Health Plan”, is hereby amended as follows:

1.	Standard Contract, Section II, Item A, Contract Amount, the first sentence is hereby revised to now read as follows:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $1,082,799,481.00 (an increase of $13,248,088.00), subject to availability of funds.

2.	Attachment I, Section B, Method of Payment, Item 1, General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Exhibit III, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $1,082,799,481.00 (an increase of $13,248,088.00).

3.	Attachment I, Scope of Services is hereby amended to include Exhibit I-C, Third Revised Maximum Enrollment Levels, attached hereto and made a part of the Contract. All references in the Contract to Exhibit I-B, Second Revised Maximum Enrollment Levels shall hereinafter also refer it Exhibit I-C, Third Revised Maximum Enrollment Levels, as appropriate.

4.	Attachment I, Scope of Services is hereby amended to include Exhibit II-E, Fifth Revised Capitation Rates, attached hereto and made a part of the Contract. All references in the Contract to Exhibit II-D, Fourth Revised Capitation Rates, shall hereinafter also refer it Exhibit II-E, Fifth Revised Capitation Rates, as appropriate.

5.	This Amendment shall become effective upon execution by both parties, or December 1, 2007, whichever is later.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

AHCA Contract No. FA614, Amendment No. 5, Page 1 of 2

Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

IN WITNESS WHEREOF, the parties hereto have caused this four (4) page Amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

AMERIGROUP FLORIDA, INC.STATE OF FLORIDA, AGENCY FOR
D/B/A/ AMERIGROUP COMMUNITY CAREHEALTH CARE ADMINISTRATION
SIGNED		SIGNED
BY: /S/ William McHugh ...............		BY:

NAME:William McHugh .......................		NAME:Andrew C. Agwunobi, M.D

TITLE: CEO		TITLE:Secretary

DATE: 11-29-07		DATE:
List of attachments included as part of this Amendment:
Specify Type	Letter/Number .............	Description

Exhibit Exhibit	I-C II-E	Third Revised maximum Enrollment Levels (1 Page) Fifth Revised Capitation Rates (1 Page)

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AHCA Contract No. FA614, Amendment No. 5, Page 2 of 2

Amerigroup Florida, Inc. Medicaid HMO Contract d/b/a Amerigroup Community Care

EXHIBIT I-C
THIRD REVISED ENROLLMENT LEVELS

Table 1

County:		Maximum Enrollment Level
Brevard	8,000
Broward		14,000
Miami-Dade	25,000
Hernando	8,000
Hillsborough	40,000
Lake	8,000
Lee	18,000
Manatee	8,000
Orange	30,000
Osceola	8,500
Palm Beach	12,000
Pasco	15,000
Pinellas	25,000
Polk	30,000
Sarasota	8,000
Seminole	8,000
Volusia	8,000

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AHCA Contract No. FA614, Exhibit I-C, Page 1 of 1
EXHIBIT II-E
FIFTH REVISED CAPITATION RATES

A. Table 2 — General Capitation Rates plus Mental Health Rates:

Area 4 Counties:
County:	Provider Number:
Volusia	015005342

B. Table 4 — General Capitation Rates plus Mental Health Rates plus Transportation Rates:

Area 3 Counties:
County:	Provider Number:
Hernando	015005350
Lake	015005341
Area 5 Counties:
County:	Provider Number:
Pasco	015005304
Pinellas	015005305
Area 6 Counties:
County:	Provider Number:
Hillsborough	015005300
Polk	015005307
Manatee	015005318
Area 7 Counties:
County:	Provider Number:
Orange	015005308
Seminole	015005313
Osceola	015005314
Brevard	015005336
Area 8 Counties:
County:	Provider Number:
Lee	015005302
Sarasota	015005306
Area 9 Counties:
County:	Provider Number:
Palm Beach	015005310
Area 10 Counties:
County:	Provider Number:
Broward	015005311
Area 11 Counties:
County:	Provider Number:
Miami-Dade	015005312

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AHCA Contract No. FA614, Exhibit II-E, Page 1 of 1